UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2024

Berenson Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40843	87-1070217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, 18th Floor New York, NY	10065
(Address of principal executive offices)	(Zip Code)

(212) 935-7676

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BACA	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the form of presentation to be used by Berenson Acquisition Corp. I (“BACA”) and Custom Health Inc., a Delaware corporation (“Custom Health”), in presentations for potential investors in connection with the transactions contemplated by the Business Combination Agreement (the “Proposed Transaction”), dated December 22, 2023, by and among BACA, Custom Health, and Continental Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BACA (the “Merger Sub”). Such exhibit and the information set forth therein is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 that is provided solely in connection with Regulation FD.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Proposed Transaction but does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. BACA intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 relating to the Proposed Transaction that will include a proxy statement of BACA and a prospectus of BACA. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all BACA stockholders as of a record date to be established for voting on the Proposed Transaction. BACA also will file other documents regarding the Proposed Transaction with the SEC. Before making any voting decision, investors and securities holders of BACA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction as they become available because they will contain important information about BACA, Custom Health and the Proposed Transaction.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by BACA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by BACA may be obtained free of charge from BACA’s website at https://berensonacquisitioncorp.com/ or by written request to BACA at Berenson Acquisition Corp. I, 667 Madison Avenue, 18th Floor, New York, New York 10065.

Participants in Solicitation

BACA, Custom Health and their respective directors and officers may be deemed to be participants in the solicitation of proxies from BACA’s stockholders in connection with the Proposed Transaction. Information about BACA’s directors and executive officers and their ownership of BACA’s securities is set forth in BACA’s filings with the SEC, including BACA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 27, 2023. To the extent that such persons’ holdings of BACA’s securities have changed since the amounts disclosed in BACA’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Proposed Transaction of BACA’s and Custom Health’s respective directors and officers and other persons who may be deemed participants in the Proposed Transaction may be obtained by reading the proxy statement/prospectus regarding the Proposed Transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Transaction between Custom Health and BACA, including statements regarding the benefits of the Proposed Transaction, the anticipated timing of the completion of the Proposed Transaction, the products offered by Custom Health, the ability to obtain additional financing, the listing of the post-combination company on the New York Stock Exchange (the “NYSE”) and the markets in which it operates, the expected total addressable market for the products offered by Custom Health, the sufficiency of the net proceeds of the Proposed Transaction to fund Custom Health’s operations and business plan and Custom Health’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to material risks and uncertainties and other factors, many of which are outside the control of Custom Health. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all; (ii) the risk that the Proposed Transaction may not be completed by BACA’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the adoption of the Business Combination Agreement by the stockholders of BACA and Custom Health, the satisfaction of the minimum trust account amount following redemptions by BACA’s public stockholders and the receipt of certain governmental and regulatory approvals, among other closing conditions; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the effect of the announcement or pendency of the Proposed Transaction on Custom Health’s business relationships, performance, and business generally; (vi) risks that the Proposed Transaction disrupts current plans and operations of Custom Health; (vii) the outcome of any legal proceedings that may be instituted against Custom Health, BACA or others related to the Business Combination Agreement or the Proposed Transaction; (viii) the ability to meet the NYSE listing standards at or following the consummation of the Proposed Transaction; (ix) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Custom Health operates, variations in performance across competitors and partners, changes in laws and regulations affecting Custom Health’s business, the ability of Custom Health and the post-combination company to retain its management and key employees and general economic and financial market trends, disruptions and risks; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction; (xi) the risk that Custom Health will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xiii) the risk of product liability or regulatory lawsuits or proceedings relating to Custom Health’s business; (xiv) the risk that Custom Health is unable to secure or protect its intellectual property; and (xv) costs related to the Proposed Transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of BACA’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by BACA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially adversely from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Custom Health and BACA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Custom Health nor BACA gives or can give any assurance that either Custom Health or BACA will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and will not constitute an offer to sell or a solicitation of an offer to buy the securities of BACA, Custom Health, or Merger Sub, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

No Assurances

There can be no assurance that the Proposed Transaction will be completed, nor can there be any assurance, if the Proposed Transaction is completed, that the potential benefits of combining the companies will be realized.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Investor presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERENSON ACQUISITION CORP. I

By:	/s/ Amir Hegazy
	Name:	Amir Hegazy
	Title:	Chief Financial Officer

Date: January 5, 2024